UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

ATS Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7925 Jones Branch Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 766-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Agreement

On May 5, 2009, ATS Corporation (the “Company”) and Dr. Edward H. Bersoff, the Company’s Chairman, President and Chief Executive Officer, amended Dr. Bersoff’s employment agreement, extending his employment term as Chief Executive Officer through December 31, 2011.  The Company originally entered into an employment agreement with Dr. Bersoff on March 19, 2007, who has been serving in that capacity since January 16, 2007.

A copy of the amended agreement between Dr. Bersoff and the Company will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended June 30, 2009.

Item 5.02(e)       Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2009, at the Annual Meeting of Stockholders of the Company, the Company’s stockholders approved an amendment to the Company’s 2006 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) to increase the number of shares authorized for issuance under the Omnibus Plan by 500,000 shares, from 1,500,000 to 2,000,000.

A summary of the material terms of the Omnibus Plan is set forth in our definitive proxy statement for the 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 24, 2009.  The summary in the definitive proxy statement and the description of the amendment of the Omnibus Plan contained herein are qualified in their entirety by reference to the full text of the Omnibus Plan which is filed as an appendix to the definitive proxy statement.

Item 5.03    Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Effective May 5, 2009, the Board of Directors of the Company adopted an amendment to the Company’s bylaws to correct a typographical error in Section 2.9(a)(ii).  Previously, the section provided that, in certain situations, if the first public announcement of the Company’s annual meeting is less than 100 days prior to such annual meeting, notice by the stockholder for director nominations or other business to be timely must by delivered to the Company’s Secretary not earlier than the close of business on the tenth day following the public announcement. The term “earlier” has been corrected to “later”.  This summary is qualified in its entirety by the full text of our bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On May 6, 2009, the Company announced it expects to issue its first quarter earnings release on May 11, 2009 after the close of the market.  The Company will conduct a conference call at 5:00 p.m. Eastern Daylight Time on May 11, 2009 to discuss the results for the quarter ended March 31, 2009.  Instructions on how to access the call are contained in the press release, a copy of which is attached hereto as Exhibit 99.1

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws of ATS Corporation

99.1	Press Release dated May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009
ATS CORPORATION

	By:	/s/ Dr. Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer